GATX CORPORATION AMENDED AND RESTATED 2012 INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT AGREEMENT GATX Corporation (the "Company") hereby grants on the Grant Date to the Participant as an incentive to advance the interests of the Company, the number of Restricted Stock Units (the "RSUs") set forth on the Shareworks website (https://www.shareworks.com) or any successor administrator the Committee may designate from time to time to administer the Plan and this Agreement with respect to the same number of Shares of the Company pursuant to the GATX Corporation Amended and Restated 2012 Plan expressly subject to the terms and conditions of this Restricted Stock Unit Agreement Agreement conditions of the Plan, both of which are incorporated herein by reference. 1. Defined Terms. Capitalized terms used in this Agreement are defined in paragraph 10 or elsewhere herein. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Plan. 2. Award. By acceptance of this RSU award on the Shareworks website (https://www.shareworks.com), Participant hereby agrees and consents to the application this Agreement and the Plan to the RSUs. Each RSU entitles the Participant to receive one Share subject to the terms and conditions of this Agreement. 3. Voting Rights and Dividends. RSUs are not Shares and the Participant shall not have any rights as a shareholder of the Company, including the right to vote, until Shares are actually issued to the Participant in accordance with paragraph 4 of this Agreement. An account shall be established for the Participant, to which shall be credited RSUs and (b) the dividend declared on a single Share. To the extent the Participant becomes vested in the RSUs, the Participant shall be entitled to a distribution of the dividend equivalents credited to his or her account at the same time as the Shares are issued with respect to the RSUs so vesting. All dividend equivalents paid will be considered ordinary income and will be subject to supplemental withholding rates for federal, state and applicable FICA taxes. 4. Vesting, Transfer and Forfeiture of RSUs. (a) Except as otherwise provided in subparagraph 4(b) below, the Participant shall vest in the RSUs which have been granted to the Participant (as set forth in paragraph 2 above) on the Vesting Dates shown in the table below.

2 INSTALLMENT VESTING DATE 25% of RSUs First-year anniversary of the Grant Date 75% of RSUs Third-year anniversary of the Grant Date The RSUs shall be converted and exchanged for an equal number of shares of Stock to be issued to the Participant no later than the tenth (10th) business day following each Vesting Date. Notwithstanding the foregoing, rmination occurs prior to one of the Vesting Dates, the Participant shall forfeit all unvested RSUs and the Participant shall have no further rights under this Agreement. (b) Notwithstanding the provisions of subparagraph 4(a) above, the Participant shall become vested in the RSUs as provided in subparagraphs (i), (ii), (iii) and (iv) below, and shall become owner of an equal number of Shares thereof free of all restrictions otherwise imposed by this Agreement as provided in subparagraph (v) below, as follows: (i) Date of Termination occurs as a result of death, Retirement or Disability, the Participant will be vested on such Date of Termination in a pro rata portion of the RSUs based on his or her length of employment during the Vesting Period. The pro rata portion of the Restricted Stock Units shall equal the product of: (A) the number of RSUs granted to the Participant hereunder; and (B) a fraction (not greater than one), the numerator of which shall be the number of days the Participant is employed by the Company or its Subsidiaries during the period beginning on the Grant Date and ending on the Date of Termination and the denominator of which shall be the number of days in the Vesting Period. Disability, as described in the first sentence of this subparagraph (i), the Administrator may, in its sole discretion, increase the number of RSUs in which the Participant is vested. (ii) Subject to the provisions of Section 14.2 of the Plan (relating to the adjustment of Shares), if a Change in Control occurs prior to a Participant's Date of Termination and before one of the Vesting Dates, and within two (2) years after the occurrence of the Change in Control the Participant's Date of Termination occurs by reason of discharge by the Participant's employer without Cause or the Participant resigns from employment with the employer for Good Reason, the Participant shall, except as provided in subparagraph

3 (iii), become fully vested in all unvested RSUs granted under this Agreement prior to the Change in Control that are held by the Participant as of the Date of Termination, in accordance with subparagraphs 4(b)(iv) and 4(b)(v). (iii) With respect to any RSUs that become vested pursuant to subparagraph (ii) in connection with a Change in Control described in Subsection 2.7(e) of the Plan, with respect to a Participant as described therein relating to certain transactions involving a Subsidiary or Business Segment, then such Participant shall be vested in the RSUs as follows: (A) If such Date of Termination occurs during the first year of the Vesting Period, the Participant shall be vested in one-third (1/3) of RSUs. (B) If such Date of Termination occurs during the second year of the Vesting Period, the Participant shall be vested in two- thirds (2/3) of RSUs. (C) If such Date of Termination occurs during the third year of the Vesting Period, the Participant shall be vested in all of RSUs. (iv) For purposes of subparagraphs (ii) and (iii) above, if, as a result of a Change in Control described in Subsection 2.7(e) of the Plan, the employer is or becomes an entity that is separate from the Company), and the Participant is not, immediately following the Change in Control, employed by the Company or an entity that is then a Subsidiary, then the occurrence of the Change in Control shall be treated as the Participant being discharged by the employer without Cause. (v) Following the vesting of the RSUs under subparagraph (i) or (ii), RSUs shall be converted to an equal number of Shares and issued no later than the tenth (10th) business day following the Date of Termination; provided, however, that in the event the Participant qualifies for Retirement at any time during the Vesting Period, then: (A) subparagraph (i), (ii), (iii) or (iv) above) is a result of a Treas. Reg. §1.409A-1(h) and any interpretation thereof Separation from Service

4 of Section 409A of the Code and the regulations issued thereunder, the RSUs shall be converted to an equal number of shares of Stock and issued to the Participant on the earlier of (1) the Vesting Date or (2) the tenth (10th) business day following the six (6)-month anniversary of the Date of Termination. (B) subparagraph (ii), (iii) or (iv) above but is not as a result of a Separation from Service, the RSUs shall be converted to an equal number of shares of Stock and issued to the Participant on the earlier of (1) the Vesting Date or (2) the tenth (10th) business day following the date the Participant has a Separation from Service. (C) subparagraph (iii) or (iv) above, is not as a result of a Separation from Service, and the Change in Control does not constitute of Treasury Regulation §1.409A-3(i)(5)(i), the RSUs shall be converted to an equal number of shares of Stock and issued to the Participant on the earlier of (1) the Vesting Date or (2) the tenth (10th) business day following the date the Participant has a Separation from Service. (c) Except pursuant to a domestic relations order, RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered. 5. Withholding. The granting, vesting and settlement of RSUs under this Agreement are subject to withholding of all applicable taxes, employee social security or other social insurance contributions, solidarity surcharges and any other legally required withholdings on income. Subject to such rules and limitations as may be established by the Administrator from time to time, the Participant may satisfy his or her withholding obligations through (i) payment of cash to the Company equal to the amount of taxes required to be withheld, (ii) contemporaneously withholding from other sources of income otherwise payable to the Participant by the Company or any Subsidiary, or (iii) the surrender of Shares which the Participant already owns, or to which the Participant is otherwise entitled under the Plan or this Agreement; provided, however, that, except as otherwise provided by the Administrator, Shares otherwise payable under this Agreement may not be used to satisfy more than the minimum legally required withholding obligation (based on minimum statutory rates that are applicable to such income). In the event that the withholding obligation arises during a period in which the Participant is prohibited from trading in the Shares otherwise by applicable law, then unless otherwise elected by the Participant during a period when he/she was not so restricted from trading, the Employer

5 from Shares otherwise deliverable under this Agreement. The Participant understands that he/she may suffer adverse tax consequences as a result of the RSUs. GATX including the Employer does not make any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or settlement of the RSUs. GATX does not commit and is under no obligation to structure the Plan t liability. The Participant represents that he/she has had the opportunity to consult with any tax consultants he/she deems advisable in connection with the Plan and that he/she is not relying on the Company or the Employer for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company, the Employer or any of their agents. 6. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any rights of the Participant or benefits distributable to the Participant under this Agreement have not been exercised or distributed, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be distributed to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If the Designated Beneficiary survives the Participant but dies before the exercise of all rights or the complete distribution of benefits under this Agreement, then any remaining rights and any remaining benefit distribution shall be exercisable by or distributed to the legal representative of the estate of the Designated Beneficiary. 7. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the Director, Compensation of the Company. This Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Administrator from time to time pursuant to the Plan. 8. Not an Employment Contract. The Award will not confer on the Participant any right with respect to continuance of employment or other service with GATX or the Employer, nor will it interfere in any way with any right GATX or the Employer would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time. The grant of RSUs does not create or form any part of a contract for employment with the Employer or any GATX entity.

6 9. Notices. Any written notices provided for in this Agreement or the Plan shall be provided in accordance with subparagraph 9(a) or 9(b), as applicable and, if provided to the Company, shall be addressed as follows: GATX Corporation 233 South Wacker Drive Chicago, IL 60606-7147 U.S.A. (a) Any notice required by the Participant pursuant to the definition of Good Reason, as defined below, shall be in writing given by email, hand delivery or by registered or certified mail, return receipt requested, postage prepaid, addressed to the Executive Vice President and Chief Human Resources Officer and shall be effective when actually received. (b) All other notices shall be in writing and shall be deemed sufficiently given if emailed, hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Any such notice sent by mail or email shall be deemed received three business days after mailing or emailing, but in no event later than the date of actual receipt and shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, to the attention of the Director, Compensation and Benefits. 10. No Right to Future Grants; No Right to Compensation. The Plan is discretionary in nature and that, subject to the terms of the Plan, the Company can amend, cancel or terminate the Plan at any time. The grant of the RSUs under the Plan is voluntary and occasional and does not give Participant any contractual or other right to receive RSUs or benefits in lieu of RSUs in the future, even if a Participant has received RSUs repeatedly in the past. All determinations with respect to any future awards, including, but not limited to, the times when awards under the Plan shall be granted and the terms thereof, including the time or times when any RSUs may vest, will be at the sole discretion of the Administrator. Participation in the Plan is voluntary. The value of the RSUs is an extraordinary item of compensation that is outside of the scope of any employment contract or directorship, or consultancy relationship and are not part of normal or expected compensation or salary for any purpose, including, without limitation, calculating severance, resignation, redundancy, end of service payments, bonuses, long- service awards, pension or retirement benefits, or similar payments. No claim or entitlement to compensation or damages arises from the expiration, termination or forfeiture of the RSUs or any portion thereof. 11. Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following: Cause s (i) the willful and continued failure of the Participant to perform GATX (other than any such failure resulting from

7 incapacity due to physical or mental illness), or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct in the course of his or her discharge of duties for GATX. For purposes of this provision, no act or failure to omitted to be done, by the Participant in bad faith or without reasonable belief, GATX. "Date of Termination" means the date on which the Participant incurs a Termination of Service. Designated Beneficiary means the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. Disability s, except as otherwise provided by the Committee, that the Participant is the Participant is considered to be "disabled" (as such term is defined in the Company's long term disability plan). Employer GATX means the Company collectively with each Subsidiary thereof. Good Reason means the occurrence of one or more of the following conditions without the consent of the Participant: (a) a material diminution in the Participant's base compensation, compared with the Participant's base compensation in effect immediately prior to the consummation of a Change in Control; (b) a material diminution in the Participant's authority, duties, or responsibilities, compared with the authority, duties, and responsibilities of the Participant immediately prior to the consummation of a Change in Control; (c) the Participant is required to report to a supervisor with materially less authority, duties, or responsibilities than the authority, duties, and responsibilities of the supervisor who had the greatest such authority, duties, and responsibilities at the time the Participant was required to report to such supervisor during the 120-day period immediately preceding the consummation of a Change in Control; (d) a material diminution in the budget over which the Participant retains authority, compared with the most significant budget, if any, over which the Participant had authority at any time during the 120-day period immediately preceding the consummation of a Change in Control;

8 (e) a material change in the geographic location at which the Participant must perform services; or (f) any other action or inaction by the Company that constitutes a material breach of any change of control agreement between the Company and the Participant that is in effect when a Change in Control occurs. If (I) the Participant provides written notice to the Company of the occurrence of Good Reason within a reasonable time (not more than 90 days) after the event constituting Good Reason, which notice specifically identifies the circumstances which the Participant believes constitute Good Reason; (II) the Company fails to notify the Participant of the Company's intended method of correction within a reasonable period of time (not less than 30 days) after the Company receives the notice, or the Company fails to correct the circumstances within a reasonable period of time after such notice (except that no such opportunity to correct shall be applicable if the circumstances constituting Good Reason are those described in paragraph (e) above, relating to relocation); and (III) the Participant resigns within a reasonable time after receiving the Company's response, if such notice does not indicate an intention to correct such circumstances, or within a reasonable time after the Company fails to correct such circumstances (provided that in no event may such termination occur more than two (2) years after the initial existence of the condition constituting Good Reason); then the Participant shall be considered to have terminated for Good Reason. Grant Date s the date this RSU award was approved by the Compensation Committee of the Board of Directors of the Company. Retirement or after both attaining at least age 55 and completing at least 15 years of service as of the Date of Termination. Vesting Dates means the first and third anniversaries of the Grant Date. Vesting Period d ending on the final Vesting Date.